UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2022

NewAge, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7158 S. FLSmidth Dr., Suite 250, Midvale, UT

(address of principal executive offices)

84047

(zip code)

801-813-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 24, 2022, NewAge, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company is not in compliance with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2), because the closing bid price for the Company’s stock has been below $1.00 for 30 consecutive business days. The notification has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market, and the common stock will continue to trade under the symbol “NBEV.”

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until August 23, 2022, to regain compliance with the minimum bid requirement under Nasdaq Listing Rule 5550(a)(2). To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive trading days. In the event the Company does not regain compliance during the compliance period, the Company may be eligible for additional 180 calendar days to comply with Nasdaq Listing Rule 5550(a)(2), subject to the Company satisfying the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, subject to Nasdaq’s approval.

The Company intends to monitor the bid price for its common stock between now and August 23, 2022, and will consider available options to resolve the deficiency and regain compliance with the NASDAQ minimum bid price requirement. However, there is no assurance that the Company will be eligible for an additional grace period or that its common stock will not be delisted.

Item 8.01. Other Events.

On February 25, 2022, the Company issued a press release announcing its receipt of the notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Description

99.1	—	Press Release dated February 25, 2022
104		Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NewAge, Inc.

Date: February 25, 2022	By:	/s/ Kevin Manion
Kevin Manion
Chief Financial Officer

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